SCHEDULE 14A INFORMATION
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[  ]  Preliminary Proxy Statement             [_]  Confidential, for Use of the
                                                Commission Only (as permitted by
[X]  Definitive Proxy Statement                 Rule 14A-6(e)(2)

[_]  Definitive Additional Materials

[_]  Soliciting Material Under Rule 14a-12


                              SAVE ON ENERGY, INC.
         --------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


         --------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

         [X]  No fee required.

         [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


         (1) Title of each class of securities to which transaction applies:

         --------------------------------------------------------------
         (2) Aggregate number of securities to which transaction applies:

         --------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ----------------------------------------------------------------
         (4) Proposed maximum aggregate value of transaction:

         ---------------------------------------------------------------
         (5) Total fee paid:

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS



To our Shareholders:

The Annual Meeting of Shareholders of Save On Energy, Inc. (the "Company") will be held at Holiday Inn-1380 Virginia Avenue, Atlanta, Georgia 30344, on Thursday, October 18, 2001, at 10:00 a.m., to:

1.       Elect five directors.

2.       Approve the Company's 2001 Stock Plan.

3.       Approve the appointment of our independent auditors.

4. Transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on September 20, 2001 as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting. Only shareholders of record at the close of business on that date are entitled to vote at the Annual Meeting.



                                      By order of the Board of Directors,

September 28, 2001                    /s/ Jeffrey Davis
                                      -----------------
                                          Jeffrey Davis
                                          Secretary



Whether or not you plan to attend the Annual Meeting, please complete the enclosed proxy card, and sign, date and return it promptly so that your shares will be represented. Sending in your proxy will not prevent you from voting in person at the Meeting and will avoid the expense of an additional solicitation.

[GRAPHIC OMITTED]                                             September 28, 2001


                                 PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Save On Energy, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Shareholders to be held on at 10:00 a.m. (local time) Thursday, October 18, 2001, and at any adjournment thereof.

The Board requests that all shareholders complete the enclosed proxy form, and sign, date and return it as promptly as possible since the holders of the record of a majority of the outstanding shares must be present in person or represented by proxy at the Annual Meeting in order to hold the Meeting.

Any shareholder returning a proxy may revoke it by casting a ballot at the Meeting. Any proxy not revoked will be voted as specified by the shareholder. If no choice is indicated, a proxy will be voted in accordance with the Board of Directors' recommendations.

The Company's By-Laws require an affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy and entitled to vote for approval of each of the items listed on the proxy form and described herein, with the exception of the election of directors which provides for the election of the five nominees receiving the most votes.

At September 20, 2001, the record date, there were 8,206,146 shares of common stock outstanding and entitled to one vote each at the Annual Meeting.

This Proxy Statement is first being mailed on or about October 1, 2001.


                       PROPOSAL 1 -- ELECTION OF DIRECTORS

The person named in the enclosed proxy card will vote to elect the five (5) proposed nominees named below unless contrary instructions are given in the proxy card. Each director is to hold office until the next annual meeting and until his successor is elected and qualified.

The names and certain information concerning the persons nominated by the Board of Directors to become directors at the meeting are set forth below. None of the director nominees currently serves on the Board of Directors. It is intended that shares represented by the proxies will be voted FOR the election to the Board of Directors of the persons named below unless authority to vote for nominees has been withheld in the proxy card. Although each of the persons named below has consented to serve as a director if elected and the Board of Directors has no reason to believe that any of the nominees named below will be unable to serve as a director, if any nominee withdraws or otherwise becomes unavailable to serve, the persons named as proxies will vote for any substitute nominee designated by the Board of Directors. The five persons receiving the most votes at the annual meeting will be elected. The following information regarding the nominees is relevant to your consideration of the slate proposed by the Board of Directors:


Nominees              Age              Position
Robert Stiles         55            President and Chairman of the Board
Ricky Davis           38            Chief Financial Officer and Director Nominee
Greg Erwin            60            Director Nominee
John Perry            59            Director Nominee
Wolfgang Wacker       54            Director Nominee
------------

Robert Stiles has served as the Company's President and as the Chairman of the Board since July 2001. Mr. Stiles has more than three decades of experience in natural gas distribution system engineering, natural gas vehicle infrastructure design, and engineering alternative fuel vehicle and fleet maintenance operations. Prior to joining the Company and since 1969, Mr. Stiles was employed by New York State Electric & Gas ("NYSEG"), a company that provides electricity and natural gas to customers throughout the upstate New York area. At NYSEG, Mr. Stiles served as the Manager of the Alternative Fuel Vehicle Market Development division and was responsible for the development, implementation and management of all facets of NYSEG's alternative fuels program. During Mr. Stiles tenure as Manager, the division averaged in excess of $7 million in annual gross sales. Mr. Stiles received a bachelor of science degree from the State University of New York at Binghamton.

Ricky Davis has served as the Company's Chief Financial Officer and Treasurer since 1996. Prior to joining Save, Mr. Davis was employed by Combustion Labs, Inc. for three years as a technician working with gasoline to natural gas conversions, for four years as the Office Manager of a large mechanical contractor and ran his own mechanical/electrical contracting business for 6 years. Mr. Davis studied Business Management and Marketing at Griffin Area Tech, Atlanta Georgia.

Greg Erwin. Director Nominee. Gregory D. Erwin, 60, has been an attorney-at-law since 1965, and has been a partner of Erwin Harvey PC and predecessor firms since 1985. He has been admitted to the practice of law in New York, Washington, D.C., Maryland, Colorado, Nebraska and Iowa. He was formerly associated with the New York firm of Dewey Ballantine, where he worked on over 80 public offerings, and with the national law firm of Kutak Rock, where he served as National Chairman of the Corporate Finance Department. In 1984, he founded America First Companies, which was partially owned by E.F. Hutton & Co., Inc. America First had an initial public offering of $200,000,000, and went on to raise approximately $1.5 billion from the public for various businesses in the banking and real estate industries. America First acquired EurekaBank in San Francisco in 1988, which it operated until it was sold in 1998. During that time, Mr. Erwin served as a director of the holding company, America First Eureka Holdings, Inc. Mr. Erwin was a co-founder of Stone Pine Capital, a merchant banking firm, where he was a partner from March 1994 until March 1998. Stone Pine bought a New York Stock Exchange Member Firm doing business as Laidlaw & Co., where he served as director and Vice Chairman from January 1995 to October 1996. Stone Pine was also co-founder of a successful series of investment funds with Hamilton Lane Advisors. Mr. Erwin also owns and operates a number of private business enterprises. Among other things, he serves as Director and Chairman of Big Red Companies, a government contractor handling in excess of $60,000,000 in transactions annually. In 2001, he became a member of the investment firm of Aspen Capital Partners, LLC.

John Perry. Director Nominee. From August 1999 to the present, Mr. Perry has been employed as a consultant for Sullivan Associates, a consulting firm specializing in power generation. Mr. Perry's consulting practice focuses primarily on generated power and distribution. From August 1998 to August 1999, Mr. Perry served as the President and Chief Executive Officer of Computer Power, Inc, a public company which manufactures uninterrupted power supply and other electronic equipment. Prior thereto, and from June 1994, Mr. Perry served as the Chief Operating Officer and an Executive Vice President of Profomix, Inc., a company specializing in the development and sale of ergonomically designed computer work equipment. Mr. Berry received a B.S. from Asbury College.

Wolfgang Wacker. Director Nominee. Mr. Wacker has served as the Chief Executive Officer and a director of PickSAT, Inc., a broadband multimedia satellite company which offers internet access, data delivery, and streaming services via a satellite connected network, since March 2000. Prior to that Wacker was Chairman and Managing Director and a Director of Sepco, Switzerland and Germany in charge of restructuring the Ukrainian Pipe Industry from 1997 through the end of 1999. From 1993 through 1997 Mr. Wacker acted as consultant for United States Steel International to form a strategy for their international sales and marketing force as well as assist in selling USX's pipe in the international markets. At the same time Mr. Wacker acted also as consultant for USX Engineers, a subsidiary of USX, to help with specific projects - to name one the Kunming Iron Ore development in Kunming, China, a $200 MM project. Mr. Wacker has received his formal education in Germany and the UK and has lived in a number of foreign countries.

Board Committees

During the fiscal year ended December 31, 2000, the Board of Directors did not have any committees.

Attendance at Meetings

During the fiscal year ended December 31, 2000, the Board of Directors held no formal meetings and took 8 actions by unanimous written consent.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE NOMINEES NAMED ABOVE.

Executive Compensation

The Company did not have any executive officers whose annual compensation was more than $100,000 for the fiscal year ended December 31, 2000. The Board of Directors and stockholders of the Company have ratified and approved the Electronic Fuel Control, Inc.1996 Stock Option Plan (the "Plan" for which the Company has reserved 500,000 shares of Common stock for issuance upon the exercise of qualified and non-qualified stock options granted under the Plan to employees, advisors, consultants and Directors of the Company at prices and on terms which have not been determined. As of December 31, 2000 no options had been issued under the Plan.

The following table sets forth summary information regarding compensation paid by the Company for the years ended December 31, 1998, 1999 and 2000 to the chief executive officer of the Company.

                                                                  Other Annual
Name and Principal Position        Year     Salary      Bonus     Compensation
---------------------------        ----     ------      -----     ------------

Robby E. Davis                     2000     $41,965     $2,000        0
   President and Chief Executive   1999     $39,811     $2,000        0
   Officer                         1998     $40,197     $1,500        0

         Director Compensation

We do not  currently  maintain  any  policy  for  compensating,  or  reimbursing
expenses  to,  non-officer   directors  for  attendance  at  meetings,   and  no
non-officer directors received any such compensation or expense reimbursement.

         Information Concerning Stock Options

The Company did not grant stock options to the named executive officers during the fiscal year ended December 31, 2000.

Employment Agreement

On July 17, 2001, the Company entered into employment agreement with Robert Stiles. The employment agreement is for a term of three years and provides that Mr. Stiles will serve as the Company's President, and will be appointed as the Chairman of the Board of Directors, during the term of agreement. Mr. Stiles is entitled to receive a signing bonus equal to $25,000 in cash and an option to acquire up to 30,000 shares of the Company's common stock at a price per share of $0.50. Mr. Stiles' initial annual base salary is $75,000 and will be increased by $25,000 on each of July 17, 2002 and July 16, 2003. In connection with his employment agreement, Mr. Stiles received an option to acquire up to 200,000 shares of the common stock of the company, one-half of which will vest on July 17, 2002 and the remainder of which will vest on July 17, 2003. In addition, Mr. Stiles is entitled to an annual bonus equal to two and one-half percent (2 1/2%) of the Company's annual net profit, if any. The employment agreement also provides that if Mr. Stiles is terminated without cause (as defined in the employment agreement) he is entitled to continue to receive his salary for a period of twelve months following the date of termination.

Pursuant to his employment agreement, if Mr. Stiles is primarily responsible for the concept and development of patentable devices during the term of his employment (other than patentable devices relating to the Company's existing technology), he will be entitled to a royalty equal to 1 1/2% of the net after-tax profit derived by the Company from the sale of such devises for a period of three (3) years following the date on which they are first sold.

As of September 26, 2001the Company had not entered into any other employment contracts with its other executive officers.

Audit Fees

Fees billed to the Company by Jake Kane & Company, PC for audit services rendered during fiscal year 2000 and the review of the financial statements included in the Form 10-Qs filed in 2000 were approximately $32,266. In addition, Jake Kane & Company, PC billed the Company approximately $1,800 for other services rendered during 2000, including the preparation of tax statements.

                 Certain Relationships and Related Transactions

         Licensing Agreement with the Davis Family Trust

All of the technology, know-how, devices and apparatus embodied in the patents and incorporated into the various products sold by us were developed and patented by Frank Davis or Frank Davis and Robby E. Davis and assigned to the Davis Family Trust, an irrevocable trust established by Mr. Davis for the benefit of his family and which is administered by an independent third party. Pursuant to an agreement dated May 13, 1996, the trust granted a license to us to exploit the patents throughout certain territories for the life of the patents, seventeen years, plus any extension thereof, including the right to market and sell any and all products developed therefrom or to grant, licenses to others to manufacture and sell any such products, subject to the approval of the trustee of the trust (the "License Agreement").

In consideration for the License Agreement, we executed a promissory note for $150,000 (the "Promissory Note") pursuant to which we are required to pay a royalty of $21 per patent per unit sold during the life of four of the patents and $150 per unit sold on a fifth patent for a dual fuel control system (collectively, the "Original Royalties"), which amounts are subject to adjustment annually to reflect changes in the consumer price index. In accordance with the terms of the License Agreement, the Original Royalty is increased at certain points by an amount equal to $79 per patent per unit (the "Additional Royalty"). The Additional Royalty shall be payable until such time as the amount of any Additional Royalty generated from the sale of units shall aggregate $150,000 plus accrued interest calculated at the rate of 12% per annum. After such time as this amount is paid, the royalty reverts to the original royalty as adjusted to reflect increases in the consumer price index.

To date, the License Agreement has been amended twice. First, on June 18, 1998, to provide that the $150,000 promissory note would be satisfied by the payment of $42,576.10 on July 31, 1998 and the delivery to the trust of 108,000 shares of our common stock. Second, on January 3, 2000, in consideration of 250,000 shares of our common stock, the License Agreement was amended to (i) restrict the license rights to the United States, Canada, Mexico and Egypt, and (ii) eliminates all quotas as specified in the original agreements.

         Relationship with Kramer & Kramer, LLP

Edward Kramer, a member of our Board of Directors, is a partner in the law firm of Kramer & Kramer, LLP. During the fiscal year 2000, the Company paid Kramer & Kramer a total of $15,000 in cash and 50,000 shares of common stock in connection with the rendering of legal services.

         Agreement with International Fuel Systems, Inc.

On June 24, 1999, we entered into a certain agreement (the "IFS Agreement") with International Fuel Systems, Inc., a Tennessee corporation ("IFS") owned or otherwise controlled by Lanier M. Davenport, an individual who owned, as of April 24, 2001, 300,000 shares of Save common stock. The IFS Agreement was amended as of January 7, 2000, and ,as amended, provided for (i) an issuance by the Company of 600,000 shares of our common stock to various designees of IFS, together with both piggy-back and demand registration rights, (ii) a purchase by IFS of an additional 200,000 shares of our common stock at a price of $0.75 per share, such shares to be issued to various designees of IFS, and such funds to be applied to the repayment of certain then outstanding debt owed by us pursuant to certain notes, and (iii) IFS agreed to attempt to identify and secure OEM customers for our products in exchange for which it would have received certain additional common stock issuances (which never occurred).

All of the shares issued under the IFS Agreement have been registered pursuant to the SB-2 filed by us January 16, 2001.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of September 20, 2001, the beneficial ownership of the Company's Common Stock by (i) each current member of the Board of Directors of the Company, (ii) each nominee of the Board of Directors of the Company, (iii) the executive officer named in the Section entitled "Executive Compensation," above and (iv) all current Directors, the nominee and executive officers of the Company as a group. On September 20, 2001, the Company had 8,206,146 shares of common stock issued and outstanding. Unless otherwise indicated, the address of each stockholder is the address of the Company, which is 4851 Georgia Highway 85 Suite 211 Forest Park, Georgia 30050.

                                                               Percent of
Name                                  Number of Shares  Outstanding Common Stock

Directors, Nominees and Named Executive
Officers:
Robby E. Davis (1)....................    357,000                4.4%
Robert Stiles (2).....................     30,000                 *
Ricky Davis (1).......................    357,000                4.4%
Greg Erwin............................    200,000                2.4%
John Perry............................       -0-
Wolfgang Wacker.......................       -0-
Officers and Directors as a group
(six persons).........................    944,000               11.5%


------------------------------------
* Less than 1%
(1) Robby E. Davis, Jeffrey Davis, Ricky Davis, and Kerry Davis are siblings and children of Frank Davis, consultant to Save and a director nominee, and each disavows beneficial ownership of, or control over, the shares of common stock owned by their parents and siblings.
(2) Consists of an option to acquire up to 30,000 shares of the common stock of the Company which is presently exercisable. Does not include an option to acquire up to 200,000 shares which is not exercisable within 60 days.


                 PROPOSAL 2 - APPROVAL OF 2001 STOCK OPTION PLAN

On August 22, 2001 the Board of Directors adopted, subject to stockholder approval, the 2001 Stock Plan (the "Plan"). The purpose of the Plan is to provide certain stock-based incentives to eligible employees, officers, directors, consultants and advisors of the Company and its consolidated subsidiaries.

         Shares Subject to the 2001 Stock Plan

The Board of Directors has initially reserved a maximum of 2,000,000 shares of our common stock for issuance under the 2001 Stock Plan. Shares subject to the 2001 Stock Plan may either be authorized but unissued shares or shares that we once issued and subsequently reacquired. In addition, on the day of each annual meeting of stockholders of the Company for a period of nine years, commencing with the annual meeting to be held on October, 15 2001, the aggregate number of shares of common stock that are available for issuance under the Plan shall automatically be increased by that number of shares equal to the lesser of:

     o    two percent (2%)of the diluted shares of the Company outstanding;

     o    one hundred thousand (100,000) shares of common stock; and

     o    such lesser number of shares as determined by the Board.

Our Board of Directors may delegate its authority to a committee.

            Grants of Options and Awards; Eligibility

The 2001 Stock Plan provides for the grant of incentive stock options ("ISOs") to our employees and the grant of non-qualified stock options "(NQSOs") and stock awards ("Awards") to our employees, officers, directors, consultants and advisors, subject to stockholder approval as discussed below. ISOs, NQSOs and Awards are sometimes collectively referred to as "Stock Rights" and ISOs and NQSOs are sometimes collectively referred to as "Options." For information concerning the United States federal income tax consequences of ISOs, NQSOs, Awards and Purchases, please see below.

            Administration

Our Board of Directors will administer the 2001 Stock Plan. Subject to the provisions of the 2001 Stock Plan, our Board of Directors has the authority to
(i) grant Awards, (ii) adopt and repeal rules relating to the Plan, (iii) interpret and, where appropriate, amend the provisions of the Plan and any Award granted hereunder, and, (iv) suspend or terminate the Plan at any time. Suspension or termination of the Plan shall not impair rights or obligations under any Award granted while the Plan is in effect except with the written consent of the Optionee or recipient. All decisions by the Board shall be final and binding on all interested persons. Neither the Company nor any member of the Board shall be liable for any action or determination relating to the Plan.

            Option Price and Duration

The exercise price per share for each ISO and NQSO granted under the 2001 Stock Plan may be set at the direction of our Board of Directors, but, under current federal income tax laws and the terms of the Plan, may not be less than the fair market value per share of common stock on the date of such grant in the case of an ISO. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, under current federal income tax laws, the price per share for such ISO shall not be less than one hundred ten percent (110%) of the fair market value per share of common stock on the date of grant. Under current federal income tax laws and the terms of the Plan, the aggregate fair market value (determined at the time of grant) of the shares of common stock subject to ISOs granted to an employee and which first become exercisable during any calendar year cannot exceed $100,000; any portion of an ISO grant that exceeds such $100,000 limit will be treated for tax purposes as a NQSO. Each Option expires on the date specified by our Board of Directors, but, under current federal income tax laws and the terms of the Plan, not more than (i) ten years from the date of grant in the case of Options generally and (ii) five years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all of our classes of stock.

            Exercisability of Options and Payment

The vesting schedule of all Options, Awards and Purchases shall be determined by the Board of Directors. An Option shall be exercisable in whole or in part by giving us written notice, stating the number of shares with respect to which the Option is being exercised, accompanied by payment in full for such shares. The common stock purchased upon the exercise of an Option can be paid for by one or any combination of the following forms of payment:

               o    by check;

               o except as otherwise explicitly provided in the applicable option agreement, and only if the common stock is then publicly traded, delivery to the Company of an irrevocable undertaking by a creditworthy broker to deliver sufficient funds to pay the exercise price, or delivery by the Option holder of a copy of irrevocable instructions to a creditworthy broker to deliver cash or a check sufficient to pay the exercise price; or

               o to the extent explicitly provided in the applicable option agreement, by (i) delivery of shares of common stock, that are not part of or the result of the Award, owned by the Option holder valued at fair market value, (ii) delivery of a promissory note of the to the Company (and delivery to the Company by the Optionee of a check in an amount equal to the par value of the shares purchased), or (iii) payment of such other lawful consideration as the Board may determine appropriate.

            Change of Control

In the event of a change in control of the Company, all Options outstanding immediately prior to the effective date of such change in control will become immediately and fully exercisable and all of the shares of common stock underlying such Options and any outstanding Awards will be released from any restrictions on transfer and repurchase or forfeiture rights. If such Options are to be assumed by any successor corporation or are to be replaced with comparable Options (as solely determined by the Board) with respect to shares of Common Stock of the successor corporation, such assumption or replacement will be binding on all Option holders. However, in the event that any such successor corporation refuses to assume or replace Options, an Option holder will be permitted to surrender for cancellation within sixty (60) days after such change in control any Option or portion of an Option to the extent not yet exercised, and the Optionee will be entitled to receive a cash payment in an amount equal to the excess, if any, of the greater of the fair market value of the Option over the aggregate exercise price for such shares underlying the Option

For purposes of the Plan, "change in control" means:

               o the acquisition by any person of beneficial ownership of fifty percent (50%) or more of the combined voting power of the Company's then outstanding common stock;

               o the approval by the stockholders of a merger or consolidation involving the Company where, immediately following such merger or consolidation the stockholders of the Company do not, as a result of such merger or consolidation own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the combined companies; or

               o a complete liquidation or dissolution of the Company or an agreement for the sale or other disposition of all or substantially all of the assets of the Company.

            Amendment and Termination

Our Board of Directors may from time to time adopt amendments, certain of which are subject to stockholder approval.

            United States Federal Income Tax Consequences

Federal Income Tax Consequences. The following summary generally describes the federal income tax consequences to option holders and the Company with respect to the issuance and exercise of stock options under the Stock Option Plan and is based on current laws and regulations. The summary is general in nature and is not intended to cover all tax consequences that could apply to a particular option holder or the Company.

The grant of ISOs has no federal income tax consequences to either the stock option holder or the Company. While the exercise of ISOs generally has no ordinary federal income tax consequences to the option holder, the excess of the fair market value of the shares at the time of exercise over the aggregate option exercise price will be an item of adjustment for the option holder for purposes of the federal alternative minimum tax. The exercise of ISOs does not result in federal income tax deductions for the Company.

If the option holder does not sell or otherwise dispose of the shares of Common Stock acquired upon exercise of an ISO for at least two years after the date the stock option was granted and one year after the date the option was exercised, then the disposition of the shares will ordinarily result in capital gains or losses equal to the difference between the aggregate option exercise price and the amount realized upon the sale or other disposition. In this case, the Company will not be entitled to a federal income tax deduction. However, if the option holder sells or otherwise disposes of the shares of Common Stock within two years of the date of grant or within one year of the date of exercise (often referred to as a "disqualifying disposition"), then the option holder will realize taxable ordinary income at that time in an amount equal to the excess of the fair market value of the shares of Common Stock at the time of exercise (or, if less, the amount realized upon the sale or other disposition) over the aggregate option exercise price. The Company will be entitled to a federal income tax deduction upon a disqualifying disposition equal to the amount of ordinary income recognized by the option holder.

The grant of NSOs generally does not result in taxable income to the option holder or a tax deduction to the Company. Upon exercise of an NSO, the NSO holder will realize ordinary income at that time equal to the amount by which the fair market value of the acquired shares of Common Stock on the date of exercise exceeds the aggregate option exercise price. The Company will be entitled to a corresponding federal income tax deduction equal to the amount that the option holder recognizes as income. In the event of a subsequent taxable disposition of the shares, the option holder will generally recognize capital gain or loss based upon the difference between the option holder's tax basis (option exercise price plus taxable income recognized) and the selling price. The Company will not be entitled to a tax deduction for any additional gain recognized by the option holder.

To the extent an option holder pays all or part of the option exercise price of an NSO by tendering shares of Common Stock owned by the option holder, the tax consequences described above apply with respect to any shares acquired in excess of the number of shares tendered in payment, with such excess shares being treated as having been acquired without consideration. For federal income tax purposes, the number of newly acquired shares equal to the number of shares surrendered in payment of the option exercise price will have the same tax basis and holding period as the shares surrendered. The number of newly acquired shares that exceeds the number of shares surrendered will have a tax basis equal to the amount of ordinary income recognized on such exercise (which generally will be their fair market value at exercise since the shares are treated as having been acquired without consideration) and a holding period which generally begins on the date of exercise.

              PROPOSAL NO. 3 - APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors has appointed Aidman, Piser & Company to serve as the Company's independent auditors for the fiscal year ending December 31, 2001. We are asking you to ratify that appointment.

Representatives of Aidman, Piser & Company will not be present at the annual meeting. A representative will be available telephonically. They will also have the opportunity to make a statement if they desire to do so.

Changes in Registrant's Certifying Accountant

We incorporate by reference the Form 8-K filed with the SEC on August 8, 2001, disclosing the replacement of Jake Kane & Co., P.C. our former auditor.

On August 6, 2001, Jack Kane & Co., P.C. ("Jack Kane") was replaced as the Company's principal independent accountant by Aidman, Piser & Company. Jack Kane's reports on the financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports on the Company's financial statements for the years ended December 31, 2000 and 1999 were modified to describe the uncertainty surrounding the Company's ability to continue as a going concern and to make reference to management's plans regarding such uncertainty in the footnotes.

The decision to change accountants was approved by the Board of Directors of the Company. During the Company's two most recent fiscal years and subsequent interim periods, there were no disagreements with Jack Kane on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 2 - APPOINTMENT OF AIDMAN, PISER & COMPANY AS INDEPENDENT AUDITORS.


SHAREHOLDERS PROPOSALS

Shareholder proposals for the next Annual Meeting of Shareholders of the Company must be received by April 1st, 2002 at the Company's offices, 4851 Georgia Highway 85, Suite 211,

Forest Park, Georgia, 30050, addressed to the Secretary, for inclusion in the Company's proxy statement and proxy form.

TRANSACTION OF OTHER BUSINESS

As of the date of this Proxy Statement, the Board of Directors is not aware of any matters other than those set forth herein and in the Notice of Annual Meeting of Shareholders that will come before the meeting. Should any other matters arise requiring the vote of shareholders, it is intended that proxies will be voted in respect thereto in accordance with the best judgment of the person or persons voting the proxies.

Please return your proxy as soon as possible. Unless a quorum consisting of a majority of the outstanding shares entitled to vote is represented at the meeting, no business can be transacted. Therefore, please be sure to date and sign your proxy exactly as your name appears on your stock certificate and return it in the enclosed postage prepaid return envelope. Please act promptly to ensure that you will be represented at the Annual Meeting.


A COPY (WITHOUT EXHIBITS) OF THE COMPANY'S ANNUAL AUDITED FINANCIALS ON FORM 10-KSB, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISION FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000 WAS MAILED TO SHAREHOLDERS TOGETHER WITH THIS PROXY STATEMENT. COPIES OF THE EXHIBITS TO THE ANNUAL REPORT ON FORM 10-KSB ARE AVAILABLE AT THE SEC'S WEBSITE LOCATED AT WWW.SEC.GOV OR WILL BE PROVIDED WITHOUT CHARGE, AT THE WRITTEN REQUEST OF ANY BENEFICIAL OWNER OF SHARES ENTITLED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS. REQUESTS SHOULD BE MAILED TO THE SECRETARY.

                                  FORM OF PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Ricky Davis and Wolfgang Wacker, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them, singly or jointly, to represent and to vote as designated below, all of the shares of Common Stock of Save On Energy, Inc. held on record by the undersigned on September 20, 2001 at the Annual Meeting of Shareholders to be held on October 18, 2001 in Georgia, or any adjournment thereof.

         1.       ELECTION OF DIRECTORS

         INSTRUCTION:

         List of Nominees is as follows:

                  Robert Stiles
                  Ricky Davis
                  Greg Erwin
                  John Perry
                  Wolfgang Wacker

         For all nominees listed above: /____/

         Withhold authority to vote all nominees listed above: /____/

         To withhold authority to vote for any individual nominee, please write their name(s) in the following space.
         _______________________________________________________

         2.       APPROVAL OF THE COMPANY'S 2001 STOCK OPTION PLAN

                  For  /____/       Against  /____/           Abstain  /____/

         3.       APPROVAL OF INDEPENDENT AUDITORS

                  For  /____/       Against  /____/           Abstain  /____/

         4. In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for the election of the above-named nominees as directors and FOR proposals 2 and 3.

PLEASE COMPLETE THE REVERSE SIDE OF THIS PROXY BEFORE MAILING

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



Dated:   _________________________, 2001


                                         -----------------------------------
                                                                (Print Name)


                                         -----------------------------------
                                                                 (Signature)



                                          ----------------------------------
                                                (Signature, if held jointly)



Please mark, sign, date and return this proxy card promptly, using the enclosed envelope.

                                     Annex A
                                Stock Option Plan

                              SAVE ON ENERGY, INC.
                                 2001 STOCK PLAN


1.          PURPOSE

The purpose of this 2001 Stock Plan (the "Plan") of Save On Energy, Inc. (the "Company") is to provide certain stock-based incentives to eligible employees, officers, directors, consultants and advisors of the Company and its consolidated subsidiaries, all of whom are eligible to receive Awards under the Plan.

2.       DEFINITIONS

As used herein, the following definitions shall apply:

          (a) "Administrator" means the Person or Committee, and its designees, responsible for conducting the general administration of the Plan in accordance with Section 3 hereof.

          (b) "Applicable Laws" means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock becomes listed or quoted and the applicable laws of any foreign country or jurisdiction, if any, where Options are granted under the Plan.

          (c) "Board" means the Board of Directors of the Company.

          (d) "Code" means the Internal Revenue Code of 1986, as amended.

          (e) "Committee" means the committee appointed by the Board in accordance with Section 3 hereof.

          (f) "Common Stock" means the $.001 par value Common Stock of the Company.

          (g) "Company" means Save On Energy, Inc., a Georgia corporation, and its current and future consolidated subsidiaries.

          (h) "Consultant" means any non-employee consultant or adviser who has contracted directly with the Company to render bona fide services to the Company.

          (i) "Director" means a member of the Board of Directors of the Company.

          (j) "Employee" as used in this Plan refers to employees under the common law definition of that term. Generally, it means any person, including Officers and Directors, who are also employees, employed by the Company or a consolidated Subsidiary. An Employee shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or
     (ii) transfers between locations of the Company or between the Company, any consolidated Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless re-employment upon expiration of such leave is guaranteed by statute or contract. A common law Employee of an unconsolidated Subsidiary or Joint Venture does not meet the definition of an Employee for purposes of the Plan. Vested options previously granted to an individual who is an Employee will remain Employee options upon the change in status of the Employee to that of a non-employee Consultant. Unvested options for an Employee who changes status to a Consultant are treated on a prospective basis as non-employee options following such change. Vested options previously granted to an individual who is a Consultant will remain Consultant options upon the change in status of the Consultant to that of an Employee. Unvested options for a Consultant who changes status to an Employee are treated on a prospective basis as Employee options following such change.

          (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (l) "Fair Market Value" means, as of any date, the value of Common Stock as determined by the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system of a recognized stock exchange for the last market trading day prior to the time of determination.

          (m) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

          (n) "Independent Director" means a Director who is not an Employee of the Company, but whose options receive the accounting treatment afforded Employees.

          (o) "Nonqualified Stock Option" means an Option not intended to qualify as or designated as an Incentive Stock Option.

          (p) "Officer" means an Employee who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated there under.

          (q). "Option" means a stock option granted pursuant to the Plan.

          (r) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

          (s) "Optioned Stock" means the Common Stock subject to an Option.

          (t) "Optionee" means the holder of an outstanding Option granted under the Plan.

          (u) "Plan" means the Save On Energy, Inc. 2001 Stock Plan.

          (v) "Securities Act" means the Securities Act of 1933.

          (w) "Ten Percent Shareholder" means an Employee who, at the time an Option is granted, owns (within the meaning of Section 422(d) of the Code) Common Stock representing more than ten percent of the total combined voting power of all classes of stock of the Company.

3.          ADMINISTRATION

            a. Administration by Board of Directors. The Board of Directors of the Company will administer the Plan. The Board, in its sole discretion, shall have the authority to (i) grant Awards, (ii) adopt and repeal rules relating to the Plan, (iii) interpret and, where appropriate, amend the provisions of the Plan and any Award granted hereunder, and, (iv) suspend or terminate the Plan at any time. Suspension or termination of the Plan shall not impair rights or obligations under any Award granted while the Plan is in effect except with the written consent of the Optionee or recipient. All decisions by the Board shall be final and binding on all interested persons. Neither the Company nor any member of the Board shall be liable for any action or determination relating to the Plan.

            b. Appointment of Committee. To the extent permitted by Applicable Law, the Board may delegate any or all of its powers under the Plan to one or more committee. Such Committee may consist of two or more Independent Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Independent Directors, in accordance with Rule 16(b)-3 of the Exchange Act.

4.          STOCK SUBJECT TO PLAN

            a. Share Reserve. Subject to adjustment under Section 4(c), the aggregate number of shares of Common Stock that may be issued pursuant to the Plan is 2,000,000 shares, and the Company shall reserve for the purposes of the Plan, out of its authorized but unissued shares or out of shares held in the Company's treasury such number of shares as shall be determined by the Board. Whenever any shares subject to an Option are forfeited for any reason pursuant to the terms of the Plan, such shares may again be the subject of Options or Restricted Stock Awards hereunder.

            b. Evergreen Share Reserve Increase. Notwithstanding Section 4(c), on the day of each annual meeting of stockholders of the Company for a period of 9 years, commencing with the annual meeting of stockholders in 2001, the aggregate number of shares of Common Stock that are available for issuance under the Plan shall automatically be increased by that number of shares equal to the lesser of (1) two percent of the diluted shares of the Company outstanding, (2) one hundred thousand (100,000) shares of common stock, (3) such lesser number of shares as determined by the Board.

            c. Changes in Capitalization. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off, split-up, or other similar change in capitalization, (i) the number of Common Shares available for Awards under the Plan, (ii) the number and class of securities, vesting schedule and exercise price per share subject to each outstanding Option, (iii) the repurchase price per Common Share subject to repurchase, and (iv) the terms of each other outstanding stock-based Award, shall be adjusted by the Company to the extent the Board shall determine, in good faith, that such an adjustment is appropriate.

5.          PROVISIONS OF STOCK OPTIONS

            a. General. The Board may grant Options to purchase Common Stock and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option and the Common Stock issued upon the exercise of each Option, including vesting provisions, repurchase provisions and restrictions relating to applicable federal or state securities laws, as it considers advisable.

            b. Incentive Stock Options. An Option that the Board intends to be an Incentive Stock Option shall be granted only to employees of the Company and shall be subject to and construed consistently with the requirements of Section 422 of the Code. The Board and the Company shall have no liability if an Option or any part thereof is intended to be an Incentive Stock Option at the time of grant ultimately does not qualify as such. An Option or any part thereof that does not qualify as an Incentive Stock Option shall be treated as a Nonqualified Stock Option.

            c. Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year exceeds one hundred thousand dollars ($100,000), the Options or portions threreof which exceed such limit (according to the order in which they were granted) shall be treated as Nonqualified Stock Options.

            d. Exercise Price. The Board shall establish the exercise price (or determine the method by which the exercise price shall be determined) at the time each Option is granted, provided that the exercise price for Options intended to qualify as Incentive Stock Options shall not be less than one-hundred percent (100%) of the Fair Market Value on the date of grant, and, in the case of Options intended to qualify as Incentive Stock Options that are granted to Ten Percent Shareholders, at one hundred and ten percent (110%) of Fair Market Value. The exercise price (or method by which the exercise price shall be determined) shall be specified in the individual option agreement.

            e. Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable Option Agreement, provided that no Option shall be exercisable after the expiration of ten (10) years from the date that it is granted.

            f. Exercise of Option. Options may be exercised only by delivery to the Company of a written notice of exercise signed by the proper person together with payment in full as specified in Section 5(g) for the number of shares for which the Option is exercised.

            g. Payment Upon Exercise. Common Stock purchased upon the exercise of an Option shall be paid for by one or any combination of the following forms of payment:

          (i) by check payable to the order of the Company;

          (ii) except as otherwise explicitly provided in the applicable option agreement, and only if the Common Stock is then publicly traded, delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price; or

          (iii) to the extent explicitly provided in the applicable option agreement, by (x) delivery of shares of Common Stock, that are not part or result of the Award, owned by the Participant valued at Fair Market Value,
     (y) delivery of a promissory note of the Participant to the Company (and delivery to the Company by the Optionee of a check in an amount equal to the par value of the shares purchased), or (z) payment of such other lawful consideration as the Board may determine appropriate.

            h. Termination of Continuous Service. (i) Options granted that are intended to qualify as Incentive Stock Options are subject to the post termination limitations on exercise under Section 422 of the Code. All other Options are governed by the following terms. (ii) If an Optionee ceases to be a Employee or Consultant, such Optionee may exercise his or her Option within such period of time as is specified in the Agreement, to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time period specified, the Option shall terminate, and the Shares covered by such Option shall again become available for issuance under the Plan. (iii) If an Optionee ceases to be a Employee or Consultant as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If such disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonqualified Stock Option on the day three (3) months and one (1) day following such termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan. (iv) If an Optionee dies while a Employee or Consultant, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.


6.          PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS

            a. General. The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to (i) delivery to the Company by the recipient of such award of a check in an amount at least equal to the par value of the shares purchased, and (ii) the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price from the recipient in the event that conditions specified by the Board in the applicable Award, including those related to vesting, are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a "Restricted Stock Award").

            b. Terms and Conditions. The Board shall determine the terms and conditions of any such Restricted Stock Award. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the recipient and, unless otherwise determined by the Board, deposited by the recipient, together with a stock power endorsed in blank, with the Company (or its designee). After the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the recipient or, if the recipient has died, to the beneficiary designated by a recipient, in a manner determined by the Board, to receive
amounts  due  or  exercise   rights  of  the  recipient  in  the  event  of  the
Participant's death (the "Designated Beneficiary"). In the absence of an effective designation by a recipient, Designated Beneficiary shall mean the recipient's estate.

            c. Termination of Continuous Service. In the event a recipient of a Restricted Stock Award terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Common Stock held by the recipient which have not vested as of the date of termination under the terms of the restricted stock purchase agreement.

7.          OTHER AWARDS

The Board shall have the right to grant other Awards based upon the Common Stock subject to the Plan, having such terms and conditions as the Board may determine.

8.          PROVISIONS APPLICABLE TO ALL AWARDS

            a. Eligibility for Specific Stock Awards. (i) Incentive Stock Options may be granted only to employees. Stock awards other than Incentive Stock Options may be granted to Employees, Directors, Independent Directors, and Consultants. (ii) Consultants shall not be eligible for the grant of a stock award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act is not available to register either the offer or the sale of the Company's securities to such Consultant because of the nature of services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (x) that such grant (A) shall be registered in another manner under the Securities Act or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, and (y) that such grant complies with the securities laws of all other relevant jurisdictions.

            b. Transferability of Awards. Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

            c. Documentation. Each Award under the Plan shall be evidenced by a written instrument in such form as the Board shall determine or as executed by an Officer of the Company pursuant to authority delegated by the Board. Each Award may contain terms and conditions in addition to those set forth in the Plan provided that such terms and conditions do not contravene the provisions of the Plan.

            d. Board Discretion. The terms of each type of Award need not be identical, and the Board need not treat Participants uniformly.

            e. Effect of Change in Control. Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event of a Change in Control, all Options outstanding immediately prior to the specified effective date of such Change in Control shall become immediately and fully exercisable and all of the Shares at the time represented by such Options or Restricted
Stock shall be released from any restrictions on transfer and repurchase or forfeiture rights and either (i) if and to the extend such Options are, in connections with such Change in Control, either to be assumed by the successor corporation or to be replaced with comparable Options (as solely determined by the Board) with respect to shares of Common Stock of the successor corporation, such assumption or replacement shall be binding on all Optionees, or (ii) in the event such successor corporation refuses to assume or replace Options, an Optionee will be permitted to surrender for cancellation within sixty (60) days after such Change in Control any Option or portion of an Option to the extent not yet exercised, and the Optionee will be entitled to receive a cash payment in an amount equal to the excess, in any, of (x) (A) in the case of Nonqualified Stock Options, the greater of the Fair Market Value, on the date preceding the date of surrender, of the shares subject to the Option or portion thereof surrendered or (B) in the case of an Incentive Stock Option, the Fair Market Value, at the time of surrender, of the Shares subject to the Option or portion thereof surrendered, over (y) the aggregate exercise price for such shares under the Option; provided however, that in the case of an Option granted within six
(6) months prior to the Change in Control to any Optionee who may be subject to liability under Section 16(b) of the Exchange Act, such Optionee shall be entitled to surrender for cancellation such Optionee's Option during the sixty
(60) day period commencing upon the expiration of six (6) months from the date of grant of any such Option.

            For purposes of this section, Change in Control means (a) The acquisition by any Person (as the term is used for purposes of Sections 13(d) and 14(d) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of the Combined voting power of the Company's then outstanding Common Stock, (b) the approval by the stockholders of a merger or consolidation involving the Company where, immediately following such merger or comsolidation the stockholders of the Company do not, as a result of such merger or consolidation own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the combined companies, or (c) a complete liquidation or dissolution of the Company or an agreement for the sale or other disposition of all or substantially all of the assets of the Company.

            f. Parachute Awards. Notwithstanding the provisions of Section 8(e), if, in connection with an Acquisition described therein, a tax under Section 4999 of the Code would be imposed on the Employee (after taking into account the exceptions set forth in Sections 280G(b)(4) and 280G(b)(5) of the Code), then the number of Awards which shall become exercisable, realizable or vested as provided in such section shall be delayed, to the extent necessary, so that no such tax would be imposed on the applicable Employee (the Awards not becoming so accelerated, realizable or vested, the "Parachute Awards"); provided, however, that if the "aggregate present value" of the Parachute Awards would exceed the tax that, but for this sentence, would be imposed on the Participant under
Section 4999 of the Code in connection with the Acquisition, then the Awards shall become immediately exercisable, realizable and vested without regard to the provisions of this sentence. For purposes of the preceding sentence, the "aggregate present value" of an Award shall be calculated on an after-tax basis (other than taxes imposed by Section 4999 of the Code) and shall be based on economic principles rather than the principles set forth under Section 280G of the Code and the regulations promulgated thereunder. All determinations required to be made under this Section shall be made by the Company.

            g. Minimum Statutory Withholding. Each Employee, or other Optionee or recipient, shall pay to the Company, or make provisions satisfactory to the Company for payment of, any federal or state income taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. The Plan shall allow Participants to satisfy the minimum statutory tax withholding obligations for federal and state tax purposes, including payroll taxes, that are applicable to the associated taxable income by having the Company withhold shares of Common Stock from the Award creating the tax obligation, valued at their Fair Market Value. However, the Company shall be prohibited under the Plan from withholding shares, valued at Fair Market Value, in excess of the minimum required tax withholding amount resulting from the Award. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

            h. Amendment of Awards. The Board may amend, modify or terminate any individual outstanding Award, without otherwise amending this Plan, including, but not limited to, substituting therefore another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonqualified Stock Option, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

            i. Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any those of the Applicable Laws, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any Applicable Laws, rules or regulations.

            j. Acceleration. The Board may at any time provide that any individual Award shall become immediately exercisable in full or in part, that any Restricted Stock Awards shall be free of some or all restrictions, or that any other stock-based Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be, despite the fact that the foregoing actions may (i) cause the application of Sections 280G and 4999 of the Code if a change in control of the Company occurs, or (ii) disqualify all or part of the Option as an Incentive Stock Option.

9.          MISCELLANEOUS

            a. No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan.

            b. No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder thereof.

            c. Effective Date and Term of Plan. The Plan shall become effective on the date first approved by the stockholders of the Company, contemplated at the 2001 Stockholder's meeting. No Awards shall be granted under the Plan after ten years from the date on which the Plan became effective, although the terms of individual Awards previously granted may extend beyond that date.

            d. Amendment of Plan. No amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Code.

            e. Governing Law and Regulations. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Georgia. The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act, and the Board or Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.



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